SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  APRIL 5, 2000
                                                           -------------
                             SOFTQUAD SOFTWARE, LTD.
                             -----------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE                    0-26327               65-0877744
     --------                    -------               ----------
(State  or  other  jurisdiction          (Commission  File Number)          (IRS
Employer
        of  incorporation)
Identification  No.)

161  EGLINTON  AVENUE  EAST,  SUITE  400,  TORONTO,  ONTARIO, CANADA     M4P 1J5
--------------------------------------------------------------------     -------
                 (Address  of  principal  executive  offices)
(Zip  Code)

          Registrant's  telephone  number,  including  area  code:  416-544-9000
                                                                    ------------

                        THE AMERICAN SPORTS MACHINE, INC.
       222 LAKEVIEW AVENUE, SUITE 160-146, WEST PALM BEACH, FLORIDA 33401
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item  2.          Acquisition  or  Disposition  of  Assets
                  ----------------------------------------
          On April 5, 2000, the Registrant completed its acquisition (the "Acquisition") of all of the outstanding securities of SoftQuad Software Inc. ("SoftQuad Canada"), an Ontario (Canada) corporation, which develops and sells XML enabling technologies and commerce solutions for e-business. XML, which stands for eXtensible Markup Language, is a data format for structured document and data interchange on the World Wide Web.

          The Acquisition was made pursuant to separate share purchase agreements and/or option exchange agreements with each of the securityholders of SoftQuad Canada (the "Acquisition Agreements"), the forms of which are attached hereto as Exhibits 2.1 and 2.2. Under the Acquisition Agreements, (i) two holders of common shares of SoftQuad Canada (holding, in the aggregate, 3,435,590 SoftQuad Canada common shares) agreed to exchange (on a one-for-one basis) their common shares of SoftQuad Canada for shares of common stock of the Registrant, par value $.001 per share ("Common Stock"), (ii) the remaining holders of common shares of SoftQuad Canada (holding, in the aggregate, 5,773,605 SoftQuad Canada common shares) agreed to exchange (on a one-for-one basis) their common shares of SoftQuad Canada for Exchangeable Shares of the Registrant's wholly-owned subsidiary, SoftQuad Acquisition Corporation ("SAC"), an Ontario (Canada) corporation, each of which is exchangeable for one share of Common Stock and (iii) each holder of an option to acquire common shares of SoftQuad Canada agreed to exchange such option for an option issued by the Registrant (an "Option") with equivalent terms.

          The aggregate number of shares of Common Stock (i) issued in the Acquisition in exchange for common shares of SoftQuad Canada, (ii) exchangeable for Exchangeable Shares of SAC issued in the Acquisition, and (iii) issuable upon exercise of the Options issuable in the Acquisition was 11,051,195 shares. After giving effect to the Acquisition, the aggregate number of shares of Common Stock outstanding on April 5, 2000, on a fully diluted basis, was 22,083,394 (excluding 3,400,000 shares of Common Stock submitted for cancellation contemporaneously with the closing of the Acquisition, which cancellation is subject to the execution of appropriate documentation).

Item  5.          Other  Events
                  -------------
     On April 11, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, to report the consummation of the transactions described in the Registrant's Definitive Information Statement on Schedule 14C, filed with the Commission on March 21, 2000.
Item  7.          Financial  Statements,  Pro  Forma  Financial  Information and
                  --------------------------------------------------------------
Exhibits
     ---
          (a)  Financial  Statements  of  Businesses  Acquired.
          Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report as soon as it is available and in any event by June 19, 2000.
          (b)  Pro  Forma  Financial  Information.
          Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report as soon as it is available and in any event by June 19, 2000.
     (c)  Exhibits.
     2.1     Form  of  Share  Purchase  Agreement.
2.2     Form  of  Option  Exchange  Agreement.
4.1     Voting  and  Exchange  Trust  Agreement.
4.2     Support  Agreement.
99.1     Press  Release  of  the  Registrant,  dated  April  11,  2000.

     SIGNATURES
     ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SOFTQUAD  SOFTWARE,  LTD.
                              (the  Registrant)


Dated:  April  20,  2000               By:  /s/  Roberto  Drassinower
                                            -------------------------
                                   Roberto  Drassinower
                                   President  and  Chief  Executive  Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit  Number     Description
---------------     -----------

2.1          Form  of  Share  Purchase  Agreement.
2.2          Form  of  Option  Exchange  Agreement.
4.1          Voting  and  Exchange  Trust  Agreement.
4.2          Support  Agreement.
99.1     Press  Release  of  the  Registrant,  dated  April  11,  2000.

NYK  632161-1.057553.0010
                            SHARE PURCHASE AGREEMENT
                            ------------------------
     THIS  AGREEMENT  is  made  as  of  the      th  day  of        ,  2000.
B  E  T  W  E  E  N:
SOFTQUAD  ACQUISITION  CORP.
("SAC")
                                                               OF THE FIRST PART
-  and  -
SOFTQUAD  SOFTWARE  LTD.
("Softquad  USA")
                                                              OF THE SECOND PART
-  and  -
 A
(the  "Selling  Shareholder")
                                                               OF THE THIRD PART
     WHEREAS the parties hereto are parties to a shareholder lock-up agreement (the "Lock-Up Agreement") dated as of December 10, 1999, pursuant to which the Selling Shareholder agreed to sell all of its common shares in the capital of Softquad Software Inc. ("Softquad Canada") under a Qualifying Offer made by Softquad USA and/or SAC on the terms as set forth in the Lock-Up Agreement; AND WHEREAS the Selling Shareholder owns B common shares (the "Softquad Canada Shares") the capital of Softquad Canada;
AND WHEREAS the Selling Shareholder has agreed that the consideration for the Softquad Canada Shares to be sold hereunder shall be comprised of an equivalent number of C (the "Consideration Shares");
AND WHEREAS capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lock-Up Agreement;
AND  WHEREAS  the parties and Thomson Kernaghan & Co. Ltd. (the "Escrow Holder")
are parties to an escrow agreement dated as of December 16, 1999 (the "Escrow Agreement");
NOW THEREFORE, this agreement witnesses that, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.     PURCHASE  AND  SALE  OF  SOFTQUAD  CANADA  SHARES.
     The Selling Shareholder hereby agrees to sell, and SAC hereby agrees to purchase, on and subject to the terms hereof, all of the Softquad Canada Shares in consideration of the Consideration Shares. If the Consideration Shares are exchangeable shares in the capital of SAC, the parties agree to execute and file such forms as are required under section 85 of the Income Tax Act (Canada) to ensure that the exchange contemplated hereby is effected on a tax-deferred rollover basis.
2.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  SELLING  SHAREHOLDER
     The Selling Shareholder hereby represents to Softquad USA and SAC, and acknowledges and confirms that Softquad USA and SAC are entitled to rely upon such representations and warranties in connection with the transactions contemplated hereby, as follows:
(a) the Softquad Canada Shares are now, and at the time of Closing (as defined below) will be, owned by the Selling Shareholder as the sole beneficial owner of record with good and marketable title thereto, free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever, and are issued and outstanding as fully paid and non-assessable shares;
(b) no person, firm or corporation has, or will at the time of closing have, any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Selling Shareholder of any of the Softquad Canada Shares or any interest therein or right thereto, except SAC and Softquad USA pursuant to the Lock-Up Agreement;
(c) the Selling Shareholder does not act as nominee, agent, trustee, executor, administrator or other legal representative on behalf of any other person, firm or corporation in respect of the Softquad Canada Shares;
(d) if the Selling Shareholder is a corporation, the Selling Shareholder is a validly subsisting corporation under the laws of its jurisdiction of organization and the Selling Shareholder has all necessary corporate power and authority to execute and deliver this agreement and to sell the Softquad Canada Shares to Softquad USA and/or SAC and to perform its obligations hereunder;
(e) this agreement has been duly executed and delivered by and on behalf of the Selling Shareholder and constitutes a legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms;
(f) the execution and delivery of this agreement and the completion of the transactions contemplated hereby will not conflict with, result in a default under, or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which the Selling Shareholder is a party or by which it is bound;
(g) neither the Selling Shareholder nor any affiliate or associate thereof is a party to, or is aware of, any agreement, commitment or understanding between or among shareholders of Softquad Canada with respect to the exercise of any voting rights attaching to any securities of Softquad Canada beneficially owned by such shareholders or any voting trust agreement or other shareholders' agreement relating to the securities of Softquad Canada;
(h)     if  the  Selling  Shareholder  is  a  U.S.  person:
(i) it is acquiring each of the Consideration Shares for investment and solely for its own account and not with a view towards reselling or distributing such shares in any transaction that would constitute a distribution within the meaning of the Securities Act of 1933, as amended (the "Act");
(ii) it is financially able to bear the economic risk of an investment in the issuer thereof and has no need for liquidity of this investment;
(iii) it has such knowledge, experience and skill in financial and business matters in general and with respect to investments of a nature similar to an investment in Consideration Shares so as to be capable of a evaluating the merits and risks of, and making an informed business decision with regard to, this investment, and acknowledges and understands that the receipt of the Consideration Shares involves an investment in a new business that has limited operating experience as an independent entity and therefore is a speculative investment with no assurance of success;
(iv) the Selling Shareholder has received all information that it deems necessary to evaluate the merits and risks of, and to make an informed decision with respect to, an investment in Consideration Shares, has had an unrestricted opportunity to make such investigation, and has had the opportunity to ask questions of representatives of the issuer concerning the securities;
(v) it acknowledges that it must bear the economic risk of an investment for a potentially indefinite period of time because the Consideration Shares have not been registered under the Securities Act and such shares may not be sold, transferred, pledged or otherwise disposed of except in accordance with the provisions of the Act; and
(vi) if an individual, he or she either as of the date hereof has net worth (or joint net worth, together with his or her spouse) in excess of U.S.$1 million or annual income in each of their calendar years 1998 and 1999 in excess of U.S.$200,000 (or joint income together with his or her spouse of U.S.$300,000, and if a corporation, has total assets in excess of U.S. $5,000,000; and
(i) the Selling Shareholder D resident in Canada within the meaning of the Income Tax Act (Canada) (the "ITA").
3.     REPRESENTATIONS  AND  WARRANTIES  OF  SAC  AND  SOFTQUAD  USA
     SAC and Softquad USA each represents and warrants, and acknowledges and confirms that the Selling Shareholder is relying upon such representations and warranties in connection with the sale by it of the Softquad Canada Shares, as follows:
(a)     the  issuer  of  the  Consideration  Shares  is  a  validly  subsisting corporation  under  the  laws  of  its  jurisdiction  of  organization;
(b) it has all necessary corporate power and authority to execute and deliver this agreement and to perform its obligations hereunder;
(c) this agreement has been duly executed and delivered by and on behalf of it and constitutes a legal, valid and binding obligation of it enforceable against  it  in  accordance  with  its  terms;
(d) if the Selling Shareholder is not a resident of Canada within the meaning of the ITA, a certificate under Section 116 of the ITA;
(e) the execution and delivery of this agreement and the completion of the transactions contemplated hereby will not conflict with, result in a default under, or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which it is a party; and
(f) the Consideration Shares have been duly authorized and, when issued to the Selling Shareholder in accordance with the terms of this agreement, will be duly issued as fully paid and non-assessable shares.
4.     MUTUAL  COVENANTS
     The parties mutually covenant and agree that each party shall take all action prior to closing of the transaction contemplated hereby may be necessary to ensure that the representations and warranties made by it in this agreement continue to be true and correct from the date hereof to and including the time of Closing, and to take all such further acts and do all such further things as are necessary or advisable in order to give effect to the said transaction of purchase and sale.
5.     CONDITIONS  OF  CLOSING  IN  FAVOUR  OF  SAC/SOFTQUAD  CANADA
     The obligation of Softquad USA or SAC to purchase the Softquad Canada Shares shall be subject to the following conditions for their exclusive benefit to be fulfilled and/or performed at any time:
(a) receipt, upon written request therefor having been made prior to the execution of this agreement, of an opinion of counsel to the Selling Shareholder, which counsel shall be reasonably satisfactory to SAC and Softquad USA, in form and terms reasonably satisfactory to counsel of SAC and Softquad USA, to the effect that this agreement has been duly executed and delivered by, and constitutes a legal, valid and binding obligation of, the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, subject to customary qualifications;
(b) no action or proceeding shall be pending or threatened by any person, company, firm governmental authority, regulatory body or agency to enjoin or prohibit the purchase and sale of Softquad Canada Shares contemplated hereby or the right of SAC and/or Softquad USA to own the Softquad Canada Shares or to suspend or stop trading in securities of Softquad Canada;
(c) the representations and warranties of the Selling Shareholder contained in this agreement shall be true and correct on and as of the time of Closing of the transactions contemplated hereby;
(d) the Selling Shareholder shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it; and
(e) SAC and Softquad USA shall have received at the time of closing a certificate dated the closing date, in form reasonably satisfactory to SAC and Softquad USA, executed by the Selling Shareholder to the effect that the representations and warranties of the Selling Shareholder are true and correct as at that time and that the covenants to be performed by it have been complied with.
In case any of the foregoing conditions have not been fulfilled and/or performed at or before the time of Closing to the satisfaction of SAC and/or Softquad USA, SAC and/or Softquad USA may rescind this agreement by notice in writing to the Selling Shareholder and in such event, SAC and/or Softquad USA shall be released from all obligations hereunder, provided that any of the conditions may be waived in whole or in part by SAC and/or Softquad USA without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.
6.     CONDITIONS  OF  CLOSING  IN  FAVOUR  OF  SELLING  SHAREHOLDER
     The obligation of Selling Shareholder to sell the Softquad Canada Shares shall be subject to the following conditions for their exclusive benefit to be fulfilled and/or performed at any time:
(a) no action or proceeding shall be pending or threatened by any person, company, firm governmental authority, regulatory body or agency to enjoin or prohibit the purchase and sale of Softquad Canada shares contemplated hereby or the right of SAC and/or Softquad USA to own the Softquad Canada Shares or to suspend or stop trading in securities of Softquad Canada;
(b) the representations and warranties of Softquad USA and SAC contained in this agreement shall be true and correct on and as of the date of closing; and
(c) Softquad USA and SAC shall have complied with all covenants and agreements herein and agree to be performed or cause to be performed by them. In case any of the foregoing conditions have not been fulfilled and/or performed at or before the time of closing to the satisfaction of the Selling Shareholder, the Selling Shareholder may rescind this agreement by notice to the other parties and in such event, the Selling Shareholder shall be released from all obligations hereunder, provided that any of such conditions may be waived in whole or in part by the selling shareholder without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.
7.     CLOSING
     The closing ("Closing") of the purchase and sale transaction contemplated hereby shall take place at 10:00 a.m. on January 20, 2000 at the offices of Goodman Phillips & Vineberg, 250 Yonge Street, Suite 2400, Toronto, Ontario, or at such later time and date on or prior to January 31, 2000 as SAC may determine. At the Closing, upon satisfaction of all of the conditions set out in sections 5 and 6 hereof which have not been waived by the party in whose favour such conditions are expressed, the Selling Shareholder shall deliver or cause to be delivered to SAC certificates representing the Softquad Canada
Shares, duly endorsed for transfer or accompanied by a duly endorsed form of transfer whereupon, and, subject to all the other terms and conditions hereof having been complied with, SAC shall deliver certificates representing the Consideration Shares to the Escrow Holder to be held in accordance with the terms of the Escrow Agreement, provided that such Consideration Shares shall be duly and validly recorded in the books of the issuer thereof in the name of the Selling Shareholder or his, her or its designated nominees.
8.     CLOSING  ESCROW
     Notwithstanding any other provision hereof, the parties acknowledge and agree that:
(a)     the  Closing  shall  be  completed  in  escrow,  pending:
(i) receipt of all necessary regulatory relief from provincial securities regulatory authorities in the provinces of Ontario, New Brunswick and British
Columbia with respect to certain trades or potential trades relating to the issuance by SAC of exchangeable shares;
(ii) execution and delivery of a purchase/exchange agreement by each security holder of Softquad Canada; and
(iii) execution, delivery and (where applicable) filing of such other documents as are necessary to give effect to the acquisition by SAC of all of the issued and outstanding securities of Softquad Canada under the Qualifying Offer and satisfaction of all conditions herein; and
(b) until the release of such closing escrow, the Selling Shareholder shall not receive certificates representing the Consideration Shares.
9.     ACKNOWLEDGEMENT  OF  CALL  RIGHTS
     The Selling Shareholder hereby confirms, acknowledges and agrees to be bound by the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right (as such terms are defined in the constating documents of
SAC).
10.     ENTIRE  AGREEMENT
     This agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and shall supersede any prior agreement, representation or understanding with respect hereto.
11.     TIME  IS  OF  THE  ESSENCE
     Time  shall  be  of  the  essence  hereof.
12.     SURVIVAL  OF  COVENANTS,  REPRESENTATIONS  AND  WARRANTIES
     The respective covenants, representations and warranties of the parties contained shall survive the closing of the purchase and sale of the Softquad Canada Shares herein provided for and, notwithstanding such closing, or any investigation made by or on behalf of any party, shall continue in full force and effect for the benefit of the party to whom the covenant, representation or warranty was made.
13.     GOVERNING  LAW
     This agreement shall be construed and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the province of Ontario and the federal laws of Canada applicable therein, and the parties hereby irrevocably attorn to the jurisdiction of the courts of the province of Ontario,
14.     ASSIGNMENT
     Neither party may assign any of its rights or obligations hereunder to any other person, firm or corporation without the prior written consent of the other party, except that SAC and/or Softquad USA may assign this agreement and the respective rights and obligations hereunder in whole or in part between themselves or to one or more corporations all of the shares of which are beneficially owned by one of them. This agreement shall enure to the benefit of and by binding upon the parties hereto and the respective successor and permitted assigns.
15.     NOTICE
     Any notice, direction or other instrument required or permitted to be given to either party hereto shall be in writing and shall be made by delivering or telecopying the same to:
If  to  Softquad  USA  or  SAC:
Softquad  Software  Ltd./Softquad  Acquisition  Corp.
161  Eglinton  Avenue  East
Suite  400
Toronto,  Ontario
M4P  1J5
Attention:     Roberto  Drassinower
Facsimile  No.     (416)  544-0300
If  to  the  Selling  Shareholder:



16.     COUNTERPARTS
     This  agreement  may  be  signed  in  counterpart.
     IN WITNESS WHEREOF, this agreement has been executed as of the date first above written.
          SOFTQUAD  ACQUISITION  CORP.
                                                                            Per:
               Name:
               Title
               -----


          SOFTQUAD  SOFTWARE  LTD.
                                                                            Per:
               Name:
               Title
               -----


Witness          Signature  of  Selling  Shareholder  or  Authorized  Signatory
-------          --------------------------------------------------------------

          (Print  Name)

G24\MAYN\3259619

NYK  632161-1.057553.0010
                            OPTION EXCHANGE AGREEMENT
                            -------------------------
     THIS  AGREEMENT  is  made  as  of  the        th  day  of      ,  2000.
B  E  T  W  E  E  N:
SOFTQUAD  SOFTWARE  LTD.
("Softquad  USA")
                                                               OF THE FIRST PART
-  and  -
 COMPANY
(the  "Exchanging  Optionholder")
                                                              OF THE SECOND PART
     WHEREAS the parties hereto are parties (with Softquad Acquisition Corporation ("SAC")) to an optionholder lock-up agreement (the "Lock-Up Agreement") dated as of December 10, 1999;
AND WHEREAS the Exchanging Optionholder agreed to exchange all of its options (the "Existing Options") to acquire common shares in the capital of Softquad Software Inc. ("Softquad Canada") in exchange for economically equivalent options (the "New Options") to be issued by Softquad USA on the terms as set forth in the Lock-Up Agreement;
AND  WHEREAS  the  Exchanging  Optionholder  holds  Country  Existing  Options;
AND WHEREAS capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lock-Up Agreement;
AND  WHEREAS  the parties and Thomson Kernaghan & Co. Ltd. (the "Escrow Holder")
are parties to an escrow agreement dated as of December 16, 1999 (the "Escrow Agreement");
NOW THEREFORE, this agreement witnesses that, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.     EXCHANGE  OF  OPTIONS.
     The Exchanging Optionholder hereby agrees on and subject to the terms hereof, to waive its rights under the Existing Options (which Existing Options shall thereupon be cancelled), in exchange for the agreement of Softquad USA to issue an equivalent number of New Options which are economically equivalent to the Existing Options for which they are exchanged pursuant hereto forthwith after the adoption by Softquad USA of an option plan (the "New Option Plan"), provided that if the New Option Plan is not adopted on or before March 31, 2000, Softquad USA shall nevertheless issue the New Options at such time. For purposes of this provision, "economic equivalence" shall refer to vesting, exercise price (converted from Canadian to U.S. currency on Closing of the Option Exchange at the noon spot exchange rate on that date as published by the Bank of Canada) and expiration; for greater certainty, "economic equivalence" shall not refer to the equivalency of the underlying security or, on an ongoing basis, to the equivalency of the exercise prices as expressed in different currencies.
2.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  EXCHANGING  OPTIONHOLDER
     The Exchanging Optionholder hereby represents to Softquad USA, and acknowledges and confirms that Softquad USA is entitled to rely upon such representations and warranties in connection with the transactions contemplated hereby, as follows:
(a) the Existing Options are now, and at the time of Closing (as defined below) will be, owned by the Exchanging Optionholder as the sole beneficial owner of record with good and marketable title thereto, free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever, and are issued and outstanding as fully paid and non-assessable shares;
(b) no person, firm or corporation has, or will at the time of closing have, any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Exchanging Optionholder of any of the Existing Options or any interest therein or right thereto, except SAC and Softquad USA pursuant to the Lock-Up Agreement;
(c) the Exchanging Optionholder does not act as nominee, agent, trustee, executor, administrator or other legal representative on behalf of any other person, firm or corporation in respect of the Existing Options;
(d) this agreement has been duly executed and delivered by and on behalf of the Exchanging Optionholder and constitutes a legal, valid and binding obligation of the Exchanging Optionholder enforceable against the Exchanging Optionholder in accordance with its terms;
(e) the execution and delivery of this agreement and the completion of the transactions contemplated hereby will not conflict with, result in a default under, or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which the Exchanging Optionholder is a party or by which it is bound;
(f)     neither  the  Exchanging  Optionholder  nor  any  affiliate or associate thereof is a party to, or is aware of, any agreement, commitment or understanding between or among shareholders of Softquad Canada with respect to the exercise of any voting rights attaching to any securities of Softquad Canada beneficially owned by such shareholders or any voting trust agreement or other shareholders' agreement relating to the securities of Softquad Canada; and
(g) the Exchanging Optionholder is resident in Canada within the meaning of the Income Tax Act (Canada).
3.     REPRESENTATIONS  AND  WARRANTIES  OF  SOFTQUAD  USA
     Softquad USA represents and warrants, and acknowledges and confirms that the Exchanging Optionholder is relying upon such representations and warranties in connection with the exchange of options contemplated hereby, as follows:
(a) it is a validly subsisting corporation under the laws of its jurisdiction of organization;
(b) it has all necessary corporate power and authority to execute and deliver this agreement and to perform its obligations hereunder;
(c) this agreement has been duly executed and delivered by and on behalf of it and constitutes a legal, valid and binding obligation of it enforceable against  it  in  accordance  with  its  terms;  and
(d) the execution and delivery of this agreement and the completion of the transactions contemplated hereby will not conflict with, result in a default under, or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which it is a party.
4.     MUTUAL  COVENANTS
     The parties mutually covenant and agree that each party shall take all action prior to closing of the transaction contemplated hereby may be necessary to ensure that the representations and warranties made by it in this agreement continue to be true and correct from the date hereof to and including the time of Closing, and to take all such further acts and do all such further things as are necessary or advisable in order to give effect to the said transaction of purchase and sale.
5.     CONDITIONS  OF  CLOSING  IN  FAVOUR  OF  SOFTQUAD  CANADA
     The obligation of Softquad USA to issue New Options in consideration of the termination of the Existing Options shall be subject to the following conditions for its exclusive benefit to be fulfilled and/or performed at any time:
(a) receipt, upon written request therefor having been made prior to the execution of this agreement, of an opinion of counsel to the Exchanging Optionholder, which counsel shall be reasonably satisfactory to Softquad USA, in form and terms reasonably satisfactory to counsel of Softquad USA, to the effect that this agreement has been duly executed and delivered by, and constitutes a legal, valid and binding obligation of, the Exchanging Optionholder enforceable against the Exchanging Optionholder in accordance with its terms, subject to customary qualifications;
(b) no action or proceeding shall be pending or threatened by any person, company, firm governmental authority, regulatory body or agency to enjoin or prohibit the exchange of options contemplated hereby;
(c) the representations and warranties of the Exchanging Optionholder contained in this agreement shall be true and correct on and as of the time of Closing of the transactions contemplated hereby;
(d) the Exchanging Optionholder shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it; and
(e) Softquad USA shall have received at the time of closing a certificate dated the closing date, in form reasonably satisfactory to Softquad USA, executed by the Exchanging Optionholder to the effect that the representations and warranties of the Exchanging Optionholder are true and correct as at that time and that the covenants to be performed by it have been complied with. In case any of the foregoing conditions have not been fulfilled and/or performed at or before the time of Closing to the satisfaction of Softquad USA, Softquad USA may rescind this agreement by notice in writing to the Exchanging
Optionholder and in such event, Softquad USA shall be released from all obligations hereunder, provided that any of the conditions may be waived in whole or in part by Softquad USA without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.
6.     CONDITIONS  OF  CLOSING  IN  FAVOUR  OF  EXCHANGING  OPTIONHOLDER
     The obligation of Exchanging Optionholder to exchange its options shall be subject to the following conditions for their exclusive benefit to be fulfilled and/or performed at any time:
(a) no action or proceeding shall be pending or threatened by any person, company, firm governmental authority, regulatory body or agency to enjoin or prohibit the exchange of options contemplated hereby;
(b) the representations and warranties of Softquad USA contained in this agreement shall be true and correct on and as of the date of closing; and
(c) Softquad USA shall have complied with all covenants and agreements herein and agree to be performed or cause to be performed by them. In case any of the foregoing conditions have not been fulfilled and/or performed at or before the time of closing to the satisfaction of the Exchanging Optionholder, the Exchanging Optionholder may rescind this agreement by notice to the other parties and in such event, the Exchanging Optionholder shall be released from all obligations hereunder, provided that any of such conditions may be waived in whole or in part by the Exchanging Optionholder without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.
7.     CLOSING
     The closing ("Closing") of the exchange transaction contemplated hereby shall take place at 10:00 a.m. on January 20, 2000 at the offices of Goodman Phillips & Vineberg, 250 Yonge Street, Suite 2400, Toronto, Ontario, or at such later time and date (on or before January 31, 2000) as Softquad USA may determine. At the Closing, upon satisfaction of all of the conditions set out in sections 5 and 6 hereof which have not been waived by the party in whose favour such conditions are expressed, the Exchanging Optionholder shall deliver or cause to be delivered to Softquad USA a form of waiver in the form attached to this Agreement as Schedule "A". On the earlier of the adoption by Softquad USA of the New Option Plan and March 31, 2000, Softquad USA shall execute and deliver to the Exchanging Optionholder at the address set forth in Section 13 below a certificate, agreement and/or other documentation reflecting and contractually binding Softquad USA with respect to the New Options, together with, if applicable, a copy of the New Option Plan.
8.     ENTIRE  AGREEMENT
     This agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and shall supersede any prior agreement, representation or understanding with respect hereto.
9.     TIME  IS  OF  THE  ESSENCE
     Time  shall  be  of  the  essence  hereof.
10.     SURVIVAL  OF  COVENANTS,  REPRESENTATIONS  AND  WARRANTIES
     The respective covenants, representations and warranties of the parties contained shall survive the Closing and, notwithstanding such Closing, or any investigation made by or on behalf of any party, shall continue in full force and effect for the benefit of the party to whom the covenant, representation or warranty was made.
11.     GOVERNING  LAW
     This agreement shall be construed and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the province of Ontario and the federal laws of Canada applicable therein, and the parties hereby irrevocably attorn to the jurisdiction of the courts of the province of Ontario,
12.     ASSIGNMENT
     Neither party may assign any of its rights or obligations hereunder to any other person, firm or corporation without the prior written consent of the other party, except that Softquad USA may assign this agreement and rights and obligations hereunder in whole or in part to one or more corporations all of the shares of which are beneficially owned by it. This agreement shall enure to the benefit of and by binding upon the parties hereto and the respective successor and permitted assigns.
13.     NOTICE
     Any notice, direction or other instrument required or permitted to be given to either party hereto shall be in writing and shall be made by delivering or telecopying the same to:
If  to  Softquad  USA:
Softquad  Software  Ltd.
161  Eglinton  Avenue  East
Suite  400
Toronto,  Ontario
M4P  1J5
Attention:     Roberto  Drassinower
Facsimile  No.     (416)  544-0300
If  to  the  Exchanging  Optionholder:



14.     COUNTERPARTS
     This  agreement  may  be  signed  in  counterpart.
     IN WITNESS WHEREOF, this agreement has been executed as of the date first above written.
          SOFTQUAD  SOFTWARE  LTD.
                                                                            Per:
               Name:
               Title
               -----

Witness          Signature  of  Exchanging  Optionholder
-------          ---------------------------------------

          (Print  Name)
G24\MAYN\3259690

NYK  632161-1.057553.0010
                                  SCHEDULE "A"
                                     WAIVER
TO:     Softquad  Software  Inc.
AND  TO:     Softquad  Software  Ltd.
RE:     Option  Exchange  Agreement  dated  as of January            , 2000 (the
"Option  Exchange  Agreement")
     In consideration of the rights and benefits accruing to the undersigned pursuant to the terms of the Option Exchange Agreement, the undersigned hereby waives all of its rights and entitlements with respect to the Existing Options. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Option Exchange Agreement.
     DATED  as  of  the             day  of  January,  2000.


Signature  of  Optionholder


G24\MAYN\3259690

NYK  632161-1.057553.0010
                       VOTING AND EXCHANGE TRUST AGREEMENT
                       -----------------------------------
     MEMORANDUM  OF  AGREEMENT  made  as  of  the  ____  day  of  March,  2000.
A  M  O  N  G:
THE AMERICAN SPORTS MACHINE, INC., a corporation incorporated under the laws of the State of Florida
(hereinafter  referred  to  as  the  "Parent")
                                                               OF THE FIRST PART
SOFTQUAD ACQUISITION CORP., a corporation incorporated under the laws of the Province of Ontario
(hereinafter  referred  to  as  the  "Corporation")
                                                              OF THE SECOND PART
MONTREAL TRUST COMPANY OF CANADA, a trust company existing under the laws of Canada
(hereinafter  referred  to  as  the  "Trustee'')
                                                               OF THE THIRD PART
     WHEREAS pursuant to an acquisition agreement (the "Acquisition Agreement") dated December 16, 1999 among the Parent, the Corporation and SoftQuad Software Inc. ("SoftQuad Canada"), the parties agreed that, in order to facilitate completion of the Qualifying Offer (as defined in the Acquisition Agreement), the parties would execute a voting trust and exchange agreement;
AND WHEREAS the Corporation has entered into agreements with each of the shareholders of SoftQuad Canada pursuant to which the Corporation will purchase, and each of the said shareholders will sell, all of the outstanding SoftQuad Canada common shares in exchange for, at the option of the shareholder, one share of common stock of the Parent (collectively, "Parent Common Stock") or one exchangeable share (collectively, "Exchangeable Shares") in the capital of the Corporation for each SoftQuad Canada common share;
AND WHEREAS in accordance with its obligations under the Acquisition Agreement, the Corporation has amended its articles to include the Exchangeable Shares; AND WHEREAS the rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions") attaching to the Exchangeable Shares are as set forth in Schedule "A" hereto;
AND WHEREAS the Parent agreed to provide voting rights in the Parent to each holder (other than the Parent and its Subsidiaries) from time to time of Exchangeable Shares, such voting rights per Exchangeable Share to be equivalent to the voting rights per share of Parent Common Stock;
AND WHEREAS the Parent has also agreed to grant to and in favour of the holders (other than the Parent and its Subsidiaries) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require the Parent to purchase from each such holder all or any part of the Exchangeable Shares held by the holder;
AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby voting rights in the Parent shall be exercisable by holders (other than the Parent and its Subsidiaries) from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to the Voting Share (as hereinafter defined) to which voting rights attach for the benefit of such holders and whereby the rights to require the Parent to purchase Exchangeable Shares from the holders thereof (other than the Parent and its Subsidiaries) shall be exercisable by such holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of such holders;
AND WHEREAS these recitals and any statements of fact in this Agreement are made by the Parent and the Corporation and not by the Trustee;
     NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
1.     DEFINITIONS  AND  INTERPRETATION
(a)     Definitions.  In  this  Agreement,  the  following  terms shall have the
        -----------
following  meanings:
"ACQUISITION  AGREEMENT"  has  the  meaning  attributed  thereto in the recitals hereof.
"AGGREGATE EQUIVALENT VOTE AMOUNT" means, with respect to any matter, proposition or question on which holders of Parent Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares issued and outstanding and held by Holders multiplied by (ii) the Equivalent Vote Amount.
"AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of the Parent to effect the automatic exchange of shares of Parent Common Stock for Exchangeable Shares pursuant to subsection 5(k) hereof.
"BOARD OF DIRECTORS" means the board of directors of the Corporation. "BUSINESS DAY" means any day other than a Saturday, Sunday or day when banks are not open for business in Toronto, Ontario.
"CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date, the product obtained by multiplying (a) the Foreign Currency Amount by (b) the official noon spot exchange rate on such date for such foreign currency as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency as may be deemed by the Board of Directors to be appropriate for such purpose.
"CANCO" means an entity to be organized under the laws of Canada or a province thereof in the Parent's discretion, all of the issued and outstanding shares of which will be held by Parent;
"CURRENT MARKET PRICE" means, in respect of a share of Parent Common Stock on any date, the Canadian Dollar Equivalent of the average closing sales price of shares of Parent Common Stock trading during a period of twenty (20) consecutive trading days ending not more than five (5) days before such date on the stock exchange or quotation system on which the greatest volume of shares of Parent Common Stock traded during such period, or, if the shares of Parent Common Stock are not then listed on a stock exchange or quoted on any quotation system, then the current market price of a share of Parent Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such opinion or determination by the Board of Directors shall be conclusive and binding.
"DIVIDEND AMOUNT" as the meaning attributed thereto in Section 1.1 of the Exchangeable Share Provisions.
"EQUIVALENT VOTE AMOUNT" means, with respect to any matter, proposition or question on which holders of Parent Common Stock are entitled to vote, consent or otherwise act, the number of votes to which a holder of one share of Parent Common Stock is entitled with respect to such matter, proposition or question. "EXCHANGE RIGHT" has the meaning attributed thereto in subsection 5(a) hereof. "EXCHANGEABLE SHARE CONSIDERATION" has the meaning attributed thereto in Section
1.1  of  the  Exchangeable  Share  Provisions.
"EXCHANGEABLE SHARE PROVISIONS" has the meaning attributed thereto in the recitals hereto.
"EXCHANGEABLE SHARES" has the meaning attributed thereto in the recitals hereto. "HOLDER VOTES" has the meaning attributed thereto in subsection 4(b) hereof. "HOLDERS" means the registered holders from time to time of Exchangeable Shares, other than the Parent and its Subsidiaries.
"INSOLVENCY EVENT" means the institution by the Corporation of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of the Corporation to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies'
Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Corporation to contest in good faith any such proceedings commenced in respect of the Corporation within 15 days of becoming aware thereof, or the consent by the Corporation to the filing of any such petition or to the appointment of a receiver, or the making by the Corporation of a general assignment for the benefit of creditors, or the admission in writing by the Corporation of its inability to pay its debts generally as they become due, or the Corporation not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6 of the Exchangeable Share Provisions.
"LIQUIDATION CALL RIGHT" has the meaning attributed thereto in Section 1.1 of the Exchangeable Share Provisions.
"LIQUIDATION EVENT" has the meaning attributed thereto in subsection 5(k)(ii) hereof.
"LIQUIDATION EVENT EFFECTIVE DATE" has the meaning attributed thereto in subsection 5(k)(iii) hereof.
"LIST" has the meaning attributed thereto in subsection 4(f) hereof. "OFFICERS' CERTIFICATE" means, with respect to the Parent or the Corporation, as the case may be, a certificate signed by any two of the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice-President or any other senior officer of the Parent or the Corporation, as the case may be. "PARENT COMMON STOCK" has the meaning attributed thereto in the recitals hereto. "PARENT CONSENT" has the meaning attributed thereto in subsection 4(b) hereof.
"PARENT MEETING" has the meaning attributed thereto in subsection 4(b) hereof. "PARENT SUCCESSOR" has the meaning attributed thereto in subsection 11(a) hereof.
"PERSON" includes an individual, partnership, corporation, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.
"REDEMPTION CALL RIGHT" has the meaning attributed thereto in Section 1.1 of the Exchangeable Share Provisions.
"RETRACTED SHARES" has the meaning attributed thereto in subsection 5(g) hereof. "RETRACTION CALL RIGHT" has the meaning attributed thereto in Section 1.1 the Exchangeable Share Provisions.
"SUBSIDIARY" means, in respect of a corporation, any corporation more than 50% of the outstanding stock of which, by vote or by value, is owned, directly or indirectly, by the first-named corporation, by one or more other subsidiaries of the first-named corporation or by the first-named corporation and one or more of the subsidiaries of the first-named corporation.
"SUPPORT AGREEMENT" means that certain support agreement made as of even date hereof between the Corporation and the Parent.
"TRUST"  means  the  trust  created  by  this  Agreement.
"TRUST ESTATE" means the Voting Share, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this Agreement.
"TRUSTEE" means Montreal Trust Company of Canada and, subject to the provisions of Section 10 hereof, includes any successor trustee or permitted assigns. "VOTING RIGHTS" means the voting rights attached to the Voting Share. "VOTING SHARE" means the one (1) share of Special Voting Stock, U.S. $1.00 par value, in the capital of the Parent, issued by the Parent to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of Parent Common Stock equal to the Aggregate Equivalent Vote Amount.
(b)     Interpretation  Not  Affected  by  Headings,  etc.  The division of this
        -------------------------------------------------
Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.
(c)     Number,  Gender,  etc.  In  this Agreement, words importing the singular
        ----------------------
number only shall include the plural and vice versa and words importing any gender shall include all genders.
(d)     Date  for any Action.  If any date on which any action is required to be
        ---------------------
taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.
2.     ESTABLISHMENT  OF  TRUST
     The purpose of this Agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange
Right, the Automatic Exchange Rights and other rights granted in or resulting from the Trustee being a party to this Agreement in order to enable the Trustee to exercise such rights, in each case as Trustee for and on behalf of the Holders as provided in this Agreement. The Trust is hereby constituted on the date hereof by the issuance to the Trustee of the Voting Share and the granting of the Exchange Rights and Automatic Exchange Rights to the Trustee.
3.     VOTING  SHARE
(a)     Issuance  and  Ownership  of  the Voting Share.  Simultaneously with the
        -----------------------------------------------
execution and delivery of this Agreement, the Parent shall issue to and deposit with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders, in accordance with the provisions of this Agreement. The Parent hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Holders of good and valuable consideration for the issuance of the Voting Share by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:
(i) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this Agreement; and
(ii) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.
(b)     Legended  Share  Certificates.  The  Corporation  will  cause  each
        ------------------------------
certificate  representing  Exchangeable  Shares  to  bear  an appropriate legend
        --
notifying the Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Exchangeable Shares held by a Holder.
(c)     Safe  Keeping  of  Certificate.  The certificate representing the Voting
        -------------------------------
Share  shall  at  all times be held in safe keeping by the Trustee or its agent.
4.     EXERCISE  OF  VOTING  RIGHTS
(a)     Voting  Rights.  The  Trustee,  as  the  holder  of record of the Voting
        --------------
Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may properly come before the stockholders of the Parent at a Parent Meeting or in connection with a Parent Consent. The Voting Rights shall be and remain vested in and exercised by the
Trustee. Subject to subsection 7(n) hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this
Section 4 from Holders entitled to instruct the Trustee as to the voting thereof at the time at which a Parent Consent is sought or a Parent Meeting is held. To the extent that no instructions are received from a Holder with respect to the Voting Rights to which such Holder is entitled, the Trustee shall not exercise or permit the exercise of the Voting Rights relating to such Holder's Exchangeable Share(s).
(b)     Number  of  Votes.  With  respect to all meetings of stockholders of the
        -----------------
Parent at which holders of shares of Parent Common Stock are entitled to vote (a "Parent Meeting") and with respect to all written consents sought by the Parent from the holders of shares of Parent Common Stock (a "Parent Consent"), each Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, a number of votes equal to the Equivalent Vote Amount for each Exchangeable Share owned of record by such Holder on the record date established by the Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be, (the "Holder Votes" ) in respect of each matter, question or proposition to be voted on at such Parent Meeting or to be consented to in connection with such Parent Consent.
(c)     Mailings  to  Shareholders.  With  respect  to  each  Parent Meeting and
        --------------------------
Parent Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as the Parent utilizes in communications to holders of Parent Common Stock, subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by the Parent to its stockholders:
(i) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of the Parent;
(ii) a statement that such Holder is entitled, subject to subsection 4(g), to instruct the Trustee as to the exercise of the Holder Votes with respect to such Parent Meeting or Parent Consent, as the case may be, or, pursuant and subject to subsection 4(g) hereof, to attend such Parent Meeting and to exercise personally the Holder Votes thereat;
(iii) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to  the  Trustee  to  give:
(A) a proxy to such Holder or its designee to exercise personally such Holder's Votes; or
(B) a proxy to a designated agent or other representative of the management of the Parent to exercise such Holder Votes;
(iv) a statement that if no such instructions are received from the Holder, the Holder Votes to which such Holder is entitled will not be exercised;
(v) a form of direction whereby the Holder may so direct and instruct the Trustee as contemplated herein; and
(vi) a statement of (A) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Parent Meeting shall not be later than the close of business on the second Business Day prior to such meeting, and (B) the method for revoking or amending such instructions.
     The  materials  referred  to  above are to be provided by the Parent to the
Trustee, but shall be subject to review and comment by the Trustee. For the purpose of determining Holder Votes to which a Holder is entitled in respect of any such Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Holder shall be determined at the close of business on the record date established by the Parent or by applicable law for purposes of determining stockholders entitled to vote at such Parent Meeting or to give written consent in connection with such Parent Consent. The Parent will notify the Trustee in writing of any decision of its board of directors with respect to the calling of any such Parent Meeting or the seeking of any such Parent Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this subsection 4(c).
(d)     Copies  of  Stockholder  Information.  The  Parent  will  deliver to the
        -------------------------------------
Trustee copies of all proxy materials (including notices of Parent Meetings but excluding proxies to vote shares of Parent Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Parent Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder at the same time as such materials are first sent to holders of Parent Common Stock. The Trustee will mail or otherwise send to each Holder, at the expense of the Parent, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by the Parent ) received by the Trustee from the Parent at the same time as such materials are first sent to holders of Parent Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder or his or her or its duly authorized agent(s) at the principal office of the Trustee in the City of Toronto, during the regular business hours of the Trustee.
(e)     Other  Materials.  Immediately  after  receipt  by  the  Parent  or  any
        -----------------
stockholder of the Parent of any material sent or given generally to the holders of Parent Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), the Parent shall use its commercially reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as practicable thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of the
Parent, copies of all such materials received by the Trustee from the Parent. The Trustee will also make copies of all such materials available for inspection by any Holder or his or her or its duly authorized agent(s) at the principal office of the Trustee in the City of Toronto, during the regular business hours of the Trustee.
(f)     List  of  Persons Entitled to Vote.  The Corporation shall, (i) prior to
        -----------------------------------
each annual, general and special Parent Meeting or the seeking of any Parent Consent and (ii) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Holders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Parent Meeting or a Parent Consent, at the close of business on the record date established by the Parent or pursuant to applicable law for determining the holders of Parent Common Stock entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in connection with such Parent Consent. Each such List shall be delivered to the Trustee promptly after receipt by the Corporation of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this Agreement. The Parent agrees to give the Corporation written notice (with a copy to the Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable the Corporation to perform its obligations under this subsection 4(f).
(g)     Entitlement  to  Direct  Votes.  Any  Holder named in a List prepared in
        -------------------------------
connection with any Parent Meeting or any Parent Consent will be entitled (i) to instruct the Trustee in the manner described in subsection 4(c) hereof with respect to the exercise of the Holder Votes to which such Holder is entitled or
(ii) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Holder Votes to which such Holder is entitled except, in each case, to the extent that such Holder has transferred the ownership of any Exchangeable Share in respect of which such Holder is entitled to Holder Votes after the close of business on the record date for such meeting or seeking of consent.
(h)     Stockholder Proposals.  The Trustee shall forthwith submit to the Parent
        ----------------------
any stockholder proposal (within the meaning of the United States Securities Exchange Act of 1934) received by the Trustee from a Holder. Such stockholder proposal may be considered at any meeting of the Parent at which the holders of Parent Common Stock are entitled to submit stockholder proposals. The Parent agrees to accept all stockholder proposals submitted by the Trustee that are received by the Parent within the applicable time limitation under the United States Securities Exchange Act of 1934, provided that not more than one proposal is submitted on behalf of any one Holder.
(i)     Voting by Trustee, and Attendance of Trustee Representative, at Meeting.
        -----------------------------------------------------------------------
(i) In connection with each Parent Meeting and Parent Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Holder pursuant to subsection 4(c) hereof, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Holder pursuant to subsection 4(c) hereof.
(ii) Subject to section 4(c)(vi) and any notice to the contrary, the Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Parent Meeting at the expense of the Parent. Upon submission by a Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the Holder's request, such representatives shall sign and deliver to such Holder (or its designee) a proxy to exercise personally the Holder Votes as to which such Holder is otherwise entitled hereunder to direct the vote, if such Holder either
(A) has not previously given the Trustee instructions pursuant to subsection 4(c) hereof in respect of such meeting, or (B) submits to the Trustee's representatives written revocation of any such previous instructions. At such meeting, the Holder exercising such Holder Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.
(j)     Distribution  of  Written  Materials.  Any  written  materials  to  be
        -------------------------------------
distributed  by  the  Trustee to the Holders pursuant to this Agreement shall be
        -
delivered or sent by mail (or otherwise communicated in the same manner as the Parent utilizes in communications to holders of Parent Common Stock) to each Holder at its address as shown on the books of the Corporation. The Corporation shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:
(i)     current  lists  of  the  Holders;  and
(ii) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this Agreement.
The materials referred to above are to be provided by the Parent to the Trustee, but shall be subject to review and comment by the Trustee.
(k)     Termination  of Voting Right.  Except as otherwise provided herein or in
        -----------------------------
the Exchangeable Share Provisions, all of the rights of a Holder with respect to the Holder Votes exercisable in respect of the Exchangeable Shares held by such Holder, including the right to instruct the Trustee as to the voting of or to vote personally such Holder Votes shall be deemed to be surrendered by the Holder to the Parent and such Holder Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such Holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Holder of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for shares of Parent Common Stock, as specified in subsection 5(k) hereof, or upon the redemption of Exchangeable Shares pursuant to Sections 6 or 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of the Corporation pursuant to Section 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by the Parent pursuant to the exercise by the Parent of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right (unless in any case the Parent or the Corporation shall not have delivered the Exchangeable Share Consideration to be delivered in exchange therefor or in connection therewith to the Trustee for delivery to the Holders).
5.     EXCHANGE  RIGHT  AND  AUTOMATIC  EXCHANGE
(a)     Grant  and Ownership of the Exchange Right.  The Parent hereby grants to
        -------------------------------------------
the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders (i) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require the Parent to purchase from each or any Holder all or any part of the Exchangeable Shares held by such Holder, and (ii) the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement. The Parent hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Holders, of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the
Automatic  Exchange  Rights,  provided  that  the  Trustee  shall:
(i) hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this Agreement; and
(ii) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.
(b)     Legended  Share  Certificates.  The  Corporation  will  cause  each
        ------------------------------
certificate  representing  Exchangeable  Shares  to  bear  an appropriate legend
        --
notifying  the  Holders  of:
(i) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Holder; and
(ii)     the  Automatic  Exchange  Rights.
(c)     General  Exercise  of  Exchange  Right.  The Exchange Right shall be and
        ---------------------------------------
remain vested in and exercised by the Trustee. Subject to subsection 7(o)hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Section 5 from Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Holder with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.
(d)     Purchase  Price.  The  purchase  price  payable  by  the Parent for each
        ----------------
Exchangeable Share to be purchased by the Parent under the Exchange Right shall be an amount equal to (A) the Current Market Price of a share of Parent Common Stock on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, plus (B) the Dividend Amount, if any. In connection with each exercise of the Exchange Right, the Parent will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by the Parent issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, a share of Parent Common Stock and a cheque for the balance, if any, of the purchase price.
(e)     Exercise  Instructions.  Subject  to the terms and conditions herein set
        -----------------------
forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the
Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder. To cause the exercise of the Exchange Right by the Trustee, the Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in the City of Toronto, or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares which such Holder desires the Parent to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the bylaws of the Corporation and such additional documents and instruments as the Trustee may reasonably require together with (i) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (A) that the Holder thereby instructs the Trustee to exercise the Exchange Right so as to require the Parent to purchase from the Holder the number of Exchangeable Shares specified therein,
(B) that such Holder has good title to and owns all such Exchangeable Shares to be acquired by the Parent free and clear of all liens, claims and encumbrances,
(C) the names in which the certificates representing Parent Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (D) the names and addresses of the persons to whom such new certificates should be delivered and (ii) payment (or evidence satisfactory to the Trustee, the Corporation and the Parent of payment) of the taxes (if any) payable as contemplated by subsection 5(h) of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by the Parent under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Holder at the expense of the Corporation.
(f)     Delivery  of  Parent  Common  Stock; Effect of Exercise.  Promptly after
        --------------------------------------------------------
receipt of the certificates representing the Exchangeable Shares which the Holder desires the Parent to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right), duly endorsed for transfer to the Parent, the Trustee shall notify the Parent and the Corporation of its receipt of the same, which notice to the Parent and the Corporation shall constitute exercise of the Exchange Right by the Trustee on behalf of the Holder of such Exchangeable Shares, and the Parent shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), a certificate for the number of shares of Parent Common Stock deliverable in connection with the exercise of the Exchange Right (which shares shall be issued as fully paid and non-assessable and shall be free and clear of any lien, encumbrance, security interest or adverse claim) and a cheque for the balance, if any, of the purchase price therefor; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, the Corporation and the Parent of the payment of) the taxes (if any) payable as contemplated by subsection 5(h) of this Agreement. Immediately upon the giving of notice by the Trustee to the Parent and the Corporation of the exercise of the Exchange Right, as provided in this subsection 5(f), the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Holder of such Exchangeable Shares shall be deemed to have transferred to the Parent all of its right, title and interest in and to such Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a Holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless the requisite number of shares of Parent Common Stock (together with a cheque for the balance, if any, of the total purchase price therefor) is not delivered by the Parent to the Trustee, for delivery to such Holder (or to such other persons, if any, properly designated by such Holder), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Holder shall remain unaffected until such Exchangeable Share Consideration is delivered by the Parent and any cheque included therein is paid. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of Parent Common Stock delivered to it pursuant to the Exchange Right.
(g)     Exercise of Exchange Right Subsequent to Retraction. In the event that a
        ----------------------------------------------------
Holder has exercised its right under Section 6.1 of the Exchangeable Share Provisions to require the Corporation to redeem any or all of the Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by the Corporation pursuant to Section 6.3 of the Exchangeable Share Provisions that the Corporation will not be permitted as a result of liquidity or solvency requirements of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from the Corporation and provided that the Parent shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to the Corporation pursuant to
Section 6.4 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which the Corporation is unable to redeem. In any such event, the Corporation hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against the Corporation redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Holder to the Corporation (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that the Corporation is not permitted to redeem and will require the Parent to purchase such shares in accordance with the provisions of this Section 5.
(h)     Stamp  or  Other Transfer Taxes. Upon any sale of Exchangeable Shares to
        --------------------------------
the Parent pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Parent Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Holder (i) shall pay (and neither the Parent, the Corporation nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder or (ii) shall have established to the satisfaction of the Trustee, the Parent and the Corporation that such taxes, if any, have been paid.
(i)     Notice  of  Insolvency  Event.  Immediately  upon  the  occurrence of an
        ------------------------------
Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, the Corporation shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from the Corporation or the Parent or from any other Person of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of the Parent, a notice of such Insolvency Event in the form provided by the Parent, which notice shall contain a brief statement of the right of the Holders with respect to the Exchange Right.
(j)     Reservation  of  Shares  of  Parent  Common  Stock.  The  Parent  hereby
        ---------------------------------------------------
represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Parent Common Stock (i) as is equal to the sum of (A) the number of Exchangeable Shares issued and outstanding from time to time and (B) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit the Corporation and the Parent to meet their respective obligations hereunder, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Acquisition Agreement with respect to which the Parent may now or hereafter be required to issue shares of Parent Common Stock.
(k)     Automatic  Exchange  on  Liquidation  of  the  Parent.
        -----------------------------------------------------
(i) The Parent will give the Trustee written notice of each of the following events at the time set forth below:
(A) in the event of any determination by the board of directors of the Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Parent or to effect any other distribution of assets of the Parent among its stockholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and
(B) immediately, upon the earlier of (I) receipt by the Parent of notice of and (II) the Parent otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Parent or to effect any other distribution of assets of the Parent among its stockholders for the purpose of winding-up its affairs.
(ii) Immediately following receipt by the Trustee from the Parent of notice of any event (a "Liquidation Event") contemplated by subsection 5(k)(i) above, the Trustee will give notice thereof to the Holders. Such notice will be provided by the Parent to the Trustee and shall include a brief description of the automatic exchange of Exchangeable Shares for shares of Parent Common Stock provided for in subsection 5(k) below.
(iii) In order that the Holders will be able to participate on a pro rata basis with the holders of Parent Common Stock in the distribution of assets of the Parent in connection with a Liquidation Event, on the fifth Business Day prior to the effective time (the "Liquidation Event Effective Time") of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for shares of Parent Common Stock. To effect such automatic exchange, the Parent shall be deemed to have purchased each
Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time and held by Holders, and each Holder shall be deemed to have sold the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Current Market Price applicable at the time of purchase (which shall be satisfied in full by the Parent delivering to such Holder one share of Parent Common Stock), plus the Dividend Amount, if any. In connection with such automatic exchange, the Parent shall provide to the Trustee an Officers'
Certificate setting forth the calculation of the purchase price for each Exchangeable Share.
(iv) The closing of the transaction of purchase and sale contemplated by subsection 5(k)(iii) above shall be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Holder of Exchangeable Shares shall be deemed to have transferred to the Parent all of the Holder's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and the Parent shall deliver to each Holder the certificates for the number of shares of Parent Common Stock deliverable upon the automatic exchange of Exchangeable Shares for Parent Common Stock (which shares shall be issued as fully paid and non-assessable and shall be free of any lien, encumbrance, security interest or adverse claim) and a cheque for the balance, if any, of the purchase price. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of Parent Common Stock issued to it pursuant to the automatic exchange of Exchangeable Shares for Parent Common Stock and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with the Parent pursuant to such automatic exchange shall thereafter be deemed to represent the shares of Parent Common Stock issued to the Holder by the Parent pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent shares of Parent Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as the Parent may reasonably require, the Parent shall deliver or cause to be delivered to the Holder certificates representing the shares of Parent Common Stock of which the Holder is the holder.
(l)     Parent  Support.  Notwithstanding any other provision of this Agreement,
        ---------------
so long as any Exchangeable Shares are outstanding, the Corporation shall be a wholly-owned subsidiary of the Parent, and the Parent shall directly or indirectly own all of the common shares outstanding in the capital of the Corporation, and the Parent shall take all actions and do all things as are necessary or desirable to enable and permit the Corporation to cause to be delivered Parent Common Stock to the holders of Exchangeable Shares in accordance with the Acquisition Agreement and the Exchangeable Share Provisions. In furtherance of the foregoing obligations, upon notice of any event which requires the Corporation to cause to be delivered shares of Parent Common Stock to any holder of Exchangeable Shares, the Parent shall, in any manner deemed appropriate by it, provide such shares or cause such shares to be provided to the Corporation, which shall forthwith deliver the requisite shares of Parent Common Stock to or to the order of the former holder of the surrendered Exchangeable Shares. All such shares of Parent Common Stock shall be duly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free of any lien, encumbrance, security interest or adverse claim.
(m)     Call Rights.  The Liquidation Call Right, the Redemption Call Right, the
        -----------
Retraction Call Right and the Automatic Exchange Rights are hereby agreed, acknowledged and confirmed, and it is agreed and acknowledged that such rights are granted in part in consideration of the obligation of the Parent under this Agreement and under the Support Agreement. The Parent acknowledges and agrees that the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right are not transferrable.
(n)     Documents  to  be  Filed.  Each  of the Parent and the Corporation shall
        ------------------------
file with the Trustee a certificate of incumbency setting forth the names of the individuals authorized to give instructions, directions or other instruments to the Trustee, together with specimen signatures of such persons, and the Trustee shall be entitled to rely on the latest certificate of incumbency filed with it unless it receives notice, in accordance with section 14 of this Agreement, of a change in such persons with updated specimen signatures.
6.     RESTRICTIONS  ON  ISSUANCE  OF  PARENT  SPECIAL  VOTING  STOCK
     During the term of this Agreement, the Parent will not issue any shares of the Parent Special Voting Stock in addition to the Voting Share.
7.     CONCERNING  THE  TRUSTEE
(a)     Powers  and Duties of the Trustee. The rights, powers and authorities of
        ----------------------------------
the Trustee under this Agreement, in its capacity as trustee of the Trust, shall include:
(i) receipt and deposit of the Voting Share from the Parent as trustee for and on behalf of the Holders in accordance with the provisions of this Agreement;
(ii) granting proxies and distributing materials to Holders as provided in this Agreement;
(iii)     voting  the  Holder  Votes  in  accordance with the provisions of this
Agreement;
(iv) receiving the grant of the Exchange Right and the Automatic Exchange Rights from the Parent as trustee for and on behalf of the Holders in accordance with the provisions of this Agreement;
(v) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Holders Exchangeable Shares and other requisite documents and distributing to such Holders the shares of Parent Common Stock and cheques, if any, to which such Holders are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;
(vi)     holding  title  to  the  Trust  Estate;
(vii) investing any monies forming, from time to time, a part of the Trust Estate as provided in this Agreement;
(viii) taking action at the direction of a Holder or Holders to enforce the obligations of the Parent under this Agreement; and
(ix) taking such other actions and doing such other things as are specifically provided in this Agreement.
     In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all Persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this Agreement. The Trustee, in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.
The duties and obligations of the Trustee shall be determined solely by the provisions hereof and, accordingly, the Trustee shall only be responsible for the performance of such duties and obligations as it has undertaken herein. The Trustee shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Agreement. Such documentation must not require exercise of any discretion or independent judgment on the part of the Trustee.
(b)     No  Conflict  of  Interest.  The Trustee hereby represents to the Parent
        --------------------------
and the Corporation that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within ninety (90) days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 10 of this Agreement. If, notwithstanding the foregoing provisions of this subsection 7(b), the Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this subsection, any interested party may apply to a court of competent jurisdiction for an award that the Trustee be replaced as trustee hereunder.
(c)     Dealings  with Transfer Agents, Registrars, etc.  The Parent irrevocably
        -----------------------------------------------
authorizes  the  Trustee,  from  time  to  time,  to:
(i) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, if any, of Parent Common Stock; and
(ii) requisition, from time to time, (A) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement and (B) from the transfer agent of Parent Common Stock, and any subsequent transfer agent of such shares, if any, or from the Parent, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Section 5 hereof.
     The Parent irrevocably authorizes and agree to direct its registrars and transfer agents to comply with all such requests. The Parent covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Section 5 hereof.
(d)     Books  and  Records.  The Trustee shall keep available for inspection by
        --------------------
the Parent and the Corporation, at the Trustee's principal office in the City of Toronto, correct and complete books and records of account relating to the Trustee's actions under this Agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Voting Rights, the Exchange Right and the Automatic Exchange Rights for the term of this Agreement. On or before August 31, 2000, and on or before August 31 in every year, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to the Parent and the Corporation a brief report with respect to:
(i)     the  property  and  funds  comprising  the Trust Estate as of that date;
(ii) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by the Parent of shares of Parent Common Stock in connection with the Exchange Right, during the calendar year ended on such date; and
(iii) all other actions taken by the Trustee in the performance of its duties at the expense of the Parent under this Agreement which it had not previously reported.
(e)     Income  Tax  Returns  and  Reports.  The  Trustee  shall,  to the extent
        -----------------------------------
necessary, prepare and file or cause to be prepared and filed on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law, and may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable in connection therewith and may add any related costs of same to its fees and expenses as outlined in Article 8 of this Agreement. If requested by the Trustee, the Parent shall retain such experts for purposes of providing such advice and assistance.
(f)     Indemnification  Prior to Certain Actions by Trustee.  The Trustee shall
        ----------------------------------------------------
exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Holder upon such Holder furnishing to the Trustee reasonable funding, security and indemnity satisfactory to the Trustee against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby, provided that no Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share, with respect to the Exchange Right, and with respect to the Automatic Exchange Rights, subject to the provisions of subsection 7(o) hereunder. None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless given funds, security and indemnified as aforesaid by the relevant Holder(s) or the Parent or the Corporation.
(g)     Actions  by  Holders.  No  Holder  shall have the right to institute any
        ---------------------
action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in subsection 7(f) hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.
(h)     Reliance  upon  Declarations.  The Trustee shall not be considered to be
        -----------------------------
in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of subsection 7(i) hereof, if applicable, and with any other applicable provisions of this Agreement.
(i)     Evidence  and  Authority  to Trustee.  The Corporation and/or the Parent
        ------------------------------------
shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by the Corporation and/or the Parent or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation and/or the Parent forthwith if and when:
(i) such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this subsection 7(i); or
(ii) the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives the Corporation and/or the Parent written notice requiring it to furnish such evidence in relation to any particular  action  or  obligation  specified  in  such  notice.
     Such evidence shall consist of an Officers' Certificate of the Corporation and/or the Parent or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement. Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him provided that if such report or opinion is furnished by a director, officer or employee of the Corporation and/or the Parent it shall be in the form of an Officers' Certificate or a statutory declaration.
Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this
Agreement  shall  include  a  statement  by  the  person  giving  the  evidence:
(iii) declaring that he has read and understands the provisions of this Agreement relating to the condition in question;
(iv) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and
(v) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.
(j)     Experts,  Advisors  and  Agents.  The  Trustee  may:
(i) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by the Corporation and/or the Parent or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and
(ii) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.
(k)     Investment of Monies Held by Trustee.  Unless otherwise provided in this
        -------------------------------------
Agreement, any monies held by or on behalf of the Trustee which under the terms of this Agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust unit monies, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such monies on the written direction of the Corporation. Pending the investment of any monies as hereinbefore provided, such monies may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of the Corporation, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.
(l)     Trustee  Not  Required  to  Give  Security.  The  Trustee  shall  not be
        -------------------------------------------
required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.
(m)     Trustee  Not  Bound  to  Act  on  Request.  Except  as in this Agreement
        ------------------------------------------
otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Corporation and/or the Parent or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.
(n)     Authority  to  Carry  on  Business.  The  Trustee  represents  to  the
        -----------------------------------
Corporation  and  the Parent that at the date of execution and delivery by it of
        -
this Agreement it is authorized to carry on the business of a trust company in each of the provinces of Canada but if, notwithstanding the provisions of this subsection 7(n), it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement and the Voting Rights, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in any Province of Canada, either become so authorized or resign in the manner and with the effect specified in Section 10.
(o)     Conflicting  Claims.  If  conflicting  claims  or  demands  are  made or
        --------------------
asserted with respect to any interest of any Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:
(i) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or
(ii) all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Right subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.
     If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.
(p)     Acceptance  of  Trust.  The Trustee hereby accepts the Trust created and
        ----------------------
provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various Persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth.
(q)     Merger  or Consolidation of Trustee.  Any corporation into or with which
        -----------------------------------
the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee under this trust agreement without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under the provisions of this Agreement.
8.     COMPENSATION
     The Parent and the Corporation jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses
(including but not limited to taxes, compensation paid to experts, agents and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this Agreement; provided that the Parent and the Corporation shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is legally determined to have acted in bad faith or with negligence or willful misconduct. Invoices for services rendered by the Trustee shall be provided to the Parent on behalf of the Parent and the Corporation at the address set forth in section 14 of this Agreement. Any amount owing and unpaid after 30 days from the invoice date will bear interest at a rate per annum, from the expiration of such 30 day period, equal to the then current rate charged by the Trustee and shall be payable on demand. The obligations of the Corporation and the Parent under this section 8 shall survive the resignation or removal of the Trustee. The Parent agrees that it will reimburse the Corporation for its portion of the expenses provided for in this section within 30 days of receipt of the invoice therefor from the Corporation.
9.     INDEMNIFICATION  AND  LIMITATION  OF  LIABILITY
(a)     Indemnification  of the Trustee.  The Parent and the Corporation jointly
        -------------------------------
and severally agree to indemnify and hold harmless the Trustee, its directors, officers, partners, employees, agents, successors and assigns (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the legal counsel on a solicitor and his own client basis) which, without fraud, negligence, willful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instructions delivered to the Trustee by the Parent or the Corporation pursuant hereto. In no case shall the Parent or the Corporation be liable under this indemnity for any claim against any of the Indemnified Parties unless the Parent and the Corporation shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, the Parent and the Corporation shall be entitled to participate at their own expense in the defense and, if the Parent or the
Corporation so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by the Parent or the Corporation, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and the Parent or the Corporation and the Trustee shall have been advised by counsel acceptable to the Parent or the Corporation that there  may  be  one  or  more  legal  defenses available to the Trustee that are different from or in addition to those available to the Parent or the Corporation and that an actual or potential conflict exists (in which case the
Parent and the Corporation shall not have the right to assume the defense of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee).
(b)     Limitation  of  Liability.  The Trustee shall not be held liable for any
        --------------------------
loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement except to the extent that such loss is attributable to the fraud, willful misconduct or bad faith on the part of the Trustee.
(c)     Survival.  This  indemnity  provided  for in this section 9 will survive
        ---------
the  resignation  or  removal  of  the Trustee and the termination of the trust.
10.     CHANGE  OF  TRUSTEE
(a)     Resignation.  The  Trustee,  or  any trustee hereafter appointed, may at
        ------------
any time resign by giving written notice of such resignation to the Parent and the Corporation specifying the date on which it desires to resign, provided that such notice shall not be given less than one month before such desired resignation date unless the Parent and the Corporation otherwise agree. Upon receiving such notice of resignation, the Parent and the Corporation shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee of such appointment, a successor trustee may be appointed by an order of the Ontario Superior Court upon application of one or more of the parties hereto, at the expense of the Parent and the Corporation. Upon the failure of the parties to appoint a successor trustee or the failure of a successor trustee to accept appointment, the resigning trustee shall cease its functions at the expiration of the period specified in its written notice of resignation and may retain any and all property in its possession hereunder on a safekeeping basis, at a reasonable fee to be determined by the resigning trustee.
(b)     Removal.  The  Trustee,  or  any  trustee  hereafter  appointed,  may be
        --------
removed with or without cause, at any time on sixty (60) days' prior notice by written instrument executed by the Parent and the Corporation, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee, provided that, in connection with such removal, provision is made for a replacement trustee similar to that contemplated in subsection 10(a).
(c)     Successor  Trustee.  Any  successor  trustee appointed as provided under
        -------------------
this Agreement shall execute, acknowledge and deliver to the Parent and the Corporation and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as trustee in this Agreement. However, on the written request of the Parent and the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due to it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, the Parent, the Corporation and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.
(d)     Notice  of  Successor  Trustee.  Upon  acceptance  of  appointment  by a
        -------------------------------
successor trustee as provided herein, the Parent and the Corporation shall cause to be mailed notice of the succession of such trustee hereunder to each Holder specified in a List. If the Parent or the Corporation shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Parent and the Corporation.
11.     SUCCESSORS
(a)     Certain  Requirements  in Respect of Combination, etc.  The Parent shall
        ------------------------------------------------------
not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom unless:
(i) such other Person or continuing corporation (the "Parent Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Parent Successor of liability for all monies payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of the Parent under this Agreement; and
(ii) such transaction shall, to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, be upon such terms as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder.
(b)     Vesting  of  Powers in Successor.  Whenever the conditions of subsection
        ---------------------------------
11(a) hereof have been duly observed and performed, the Trustee, if required by subsection 11(a) hereof, the Parent Successor and the Corporation shall execute and deliver the supplemental agreement provided for in Section 12 hereof and thereupon the Parent Successor shall possess and from time to time may exercise each and every right and power of the Parent under this Agreement in the name of the Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of the Parent or any officers of the Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.
(c)     Wholly-Owned  Subsidiaries.  Nothing  herein  shall  be  construed  as
        ---------------------------
preventing the amalgamation or merger of any wholly-owned subsidiary of the Parent with or into the Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of the Parent provided that all of the assets of such subsidiary are transferred to the Parent or another wholly-owned subsidiary of the Parent, and any such transactions are expressly permitted by this Section 11.
12.     AMENDMENTS  AND  SUPPLEMENTAL  AGREEMENTS
(a)     Amendments,  Modifications,  etc.  This  Agreement may not be amended or
        ---------------------------------
modified except by an agreement in writing executed by the Corporation, the Parent and the Trustee and approved by the Holders in accordance with Section
9.2  of  the  Exchangeable  Share  Provisions.
(b)     Ministerial  Amendments.  Notwithstanding  the  provisions of subsection
        ------------------------
12(a) hereof, the parties to that agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this Agreement for the purposes of:
(i) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder;
(ii) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of the Parent and the Corporation and in the opinion of the Trustee and its counsel having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders as a whole; or
(iii) making such changes or corrections which, on the advice of counsel to the Corporation, the Parent and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee and its counsel and the board of directors of each of the Corporation and the Parent shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Holders as a whole.
(c)     Meeting  to Consider Amendments.  The Corporation, at the request of the
        --------------------------------
Parent, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the bylaws of the Corporation, the Exchangeable Share Provisions and all applicable laws.
(d)     Changes  in  Capital  of  the  Parent and the Corporation.  At all times
        ----------------------------------------------------------
after the occurrence of any event effected pursuant to subsections 2(g) or (h) of the Support Agreement, as a result of which either Parent Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.
(e)     Execution of Supplemental Agreements. No amendment to or modification or
        -------------------------------------
waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time the Corporation (when authorized by a resolution of its Board of Directors), the Parent (when authorized by a resolution of its board of directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:
(i) evidencing the succession of any the Parent Successors to the Parent and the covenants of and obligations assumed by each such Parent Successors in accordance with the provisions of Section 11, and the successor of any successor trustee in accordance with the provisions of Section 10;
(ii)     making  any  additions  to,  deletions  from  or  alterations  of  the provisions of this Agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to the Parent, the Corporation, the Trustee or this Agreement; and
(iii) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the
Holders  as  a  whole  will  not  be  prejudiced  thereby.
13.     TERMINATION
(a)     Term.  The  Trust  created  by  this  Agreement shall continue until the
        ----
earliest  to  occur  of  the  following  events:
(i)     no  outstanding  Exchangeable  Shares  are  held  by  a  Holder;
(ii) each of the Corporation and the Parent elects in writing to terminate the Trust and such termination is approved by the Holders of the Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions; and
(iii) twenty-one (21) years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.
(b)     Survival  of Agreement.  This Agreement shall survive any termination of
        -----------------------
the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Holder, provided, however, that the provisions of Sections 8 and 9 hereof shall survive any such termination of this Agreement.
14.     GENERAL
(a)     Severability.  If any provision of this Agreement is held to be invalid,
        ------------
illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.
(b)     Enurement. This Agreement shall be binding upon and enure to the benefit
        ---------
of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.
(c)     Notices  to  Parties.  All  notices and other communications between the
        --------------------
parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):
(i)     if  to  the  Parent  at:
c/o  SoftQuad  Software  Inc.
161  Eglinton  Avenue  East
Suite  400
Toronto,  Ontario
M4P  1J5
Attention:     President
Fax:          (416)  544-0300
(ii)     if  to  the  Corporation  at:
c/o  SoftQuad  Software  Inc.
161  Eglinton  Avenue  East
Suite  400
Toronto,  Ontario
M4P  1J5
Attention:     President
Fax:          (416)  544-0300
(iii)     if  to  the  Trustee  at:
Montreal  Trust  Company  of  Canada
Suite  605-151  Front  Street  West
Toronto,  Ontario
M4Y  2V6
Attention:  Manager,  Corporate  Trust  Department
Fax:     (416)  981-9777
     Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.
(d)     Notice to Holders.  Any and all notices to be given and any documents to
        -----------------
be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which the Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.
(e)     Risk of Payments by Post.  Whenever payments are to be made or documents
        ------------------------
are to be sent to any Holder by the Trustee, by the Corporation or by the Parent or by such Holder to the Trustee or to the Parent or the Corporation, the making of such payment or sending of such document sent through the post shall be at the risk of the Corporation or the Parent, in the case of payments made or documents sent by the Trustee or the Corporation or the Parent, and the Holder, in the case of payments made or documents sent by the Holder.
(f)     Counterparts.  This  Agreement  may be executed in counterparts, each of
        -------------
which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
(g)     Jurisdiction.  This  Agreement  shall  be  construed  and  enforced  in
        ------------
accordance with the laws of the Province of Ontario and the laws of Canada applicable therein;
(h)     Attornment.  The Parent agrees that any action or proceeding arising out
        -----------
of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Corporation at its registered office in the Province of Ontario as its attorney for service of process.
     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed as of the date first above written.
THE  AMERICAN  SPORTS  MACHINE,  INC.
Per:
SOFTQUAD  ACQUISITION  CORP.
Per:
MONTREAL  TRUST  COMPANY  OF  CANADA
Per:

Per:








G24\MAYN\3258562.5

NYK  632161-1.057553.0010
                                  SCHEDULE "A"
                          EXCHANGEABLE SHARE PROVISIONS
                          -----------------------------
                                   (attached)



G24\MAYN\3258562.5

NYK  632161-1.057553.0010
                                SUPPORT AGREEMENT
                                -----------------
     MEMORANDUM  OF  AGREEMENT  made  as  of  the  _______  day  of March, 2000.
BETWEEN:
THE AMERICAN SPORTS MACHINE, INC., a corporation incorporated under the laws of the State of Florida
(hereinafter  referred  to  as  the  "Parent")
                                                               OF THE FIRST PART
SOFTQUAD ACQUISITION CORP., a corporation incorporated under the laws of the Province of Ontario
(hereinafter  referred  to  as  the  "Corporation")
                                                              OF THE SECOND PART
     WHEREAS pursuant to an acquisition agreement (the "Acquisition Agreement") dated December 16, 1999 among the Parent, the Corporation and Softquad Software Inc., the parties agreed that, in order to facilitate completion of the Qualifying Offer (as defined in the said agreement), the parties would execute a support agreement;
AND WHEREAS the Corporation has entered into agreements with each of the shareholders of Softquad Software Inc. pursuant to which the Corporation will purchase, and each of the said shareholders will sell, all of the outstanding common shares in the capital of Softquad Software Inc. in exchange for, at the option of the shareholder, one share of common stock in the capital of the
Parent or one exchangeable share in the capital of the Corporation for each common share in the capital Softquad Software Inc.;
AND  WHEREAS  the  parties  hereto wish to provide for and establish a procedure whereby the Parent will take certain actions and make certain payments and deliveries necessary to ensure that the Corporation will be able to make certain payments and to deliver or cause to be delivered shares of Parent Common Stock in satisfaction of the obligations of the Corporation under (i) the terms of the voting and exchange trust agreement (the "Voting and Exchange Trust Agreement") dated of even date herewith among the Parent, the Corporation and the Trustee (as defined therein) and (ii) the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares (as defined below);
NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
1.     DEFINITIONS  AND  INTERPRETATION
     (a)     Defined  Terms. Each term denoted herein by initial capital letters
             --------------
and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.
(b)     Interpretation  Not  Affected  by  Headings,  etc.  The division of this
        --------------------------------------------------
Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.
(c)     Number,  Gender,  etc.  Words  importing  the singular number only shall
        ----------------------
include the plural and vice versa and words importing any gender shall include all genders.
(d)     Date  for any Action.  If any date on which any action is required to be
        --------------------
taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.
2.     COVENANTS,  REPRESENTATIONS  AND  WARRANTIES
     (a)     Covenants  of the Parent Regarding Exchangeable Shares.  The Parent
             ------------------------------------------------------
covenants and agrees that so long as any Exchangeable Shares are outstanding, it will:
(i) not declare or pay any dividend on Parent Common Stock unless the Corporation (A) will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law of an equivalent dividend on the Exchangeable Shares and (B) shall simultaneously declare or pay, as the case may be, an equivalent dividend on the Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;
(ii)     advise  the  Corporation  sufficiently in advance of the declaration by the Parent of any dividend on Parent Common Stock and take all such other actions as are necessary, in cooperation with the Corporation, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on Parent Common Stock;
(iii) ensure that the record date for any dividend declared on Parent Common Stock is not less than ten (10) Business Days after the declaration date for such dividend (or such shorter period within which applicable laws may be complied with);
(iv) take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Corporation, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered shares of Parent Common Stock to the holders of Exchangeable Shares (other than Canco) in accordance with the provisions of Sections 5 of the Exchangeable Share Provisions;
(v) take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered shares of Parent Common Stock to the holders of Exchangeable Shares (other than Canco), upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Sections 6 or 7 of the Exchangeable Share Provisions, as the case may be; and
(vi) not exercise its vote as a direct or indirect shareholder to initiate the voluntary liquidation, dissolution or winding-up of the Corporation nor take any action or omit to take any action that is designed to result in the liquidation,  dissolution  or  winding-up  of  the  Corporation.
     (b)     Reservation  of  Shares  of Parent Common Stock.  The Parent hereby
             -----------------------------------------------
represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from preemptive and other rights, out of its authorized and unissued capital stock such number of shares of Parent Common Stock (or other shares or securities into which Parent Common Stock may be reclassified or changed as contemplated by subsection 2(g) hereof) (i) as is equal to the sum of (A) the number of Exchangeable Shares issued and outstanding from time to time and (B) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit the Corporation to meet its obligations hereunder, under the Voting and Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other security or commitment with respect to which the Parent may now or hereafter be required to issue shares of Parent Common Stock.
(c)     Segregation  of Funds.  The Parent with cause the Corporation to deposit
        ---------------------
a sufficient amount of funds in a separate account and segregate a sufficient amount of such other assets as is necessary to enable the Corporation to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of Exchangeable Shares (other than Canco), and to use such funds and other assets so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable.
(d)     Notification  of Certain Events. In order to assist the Parent to comply
        -------------------------------
with its obligations hereunder, the Corporation covenants and agrees to give the Parent notice of each of the following events at the time set forth below:
(i)     in  the  event  of  any  determination  by the Board of Directors of the
Corporation to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;
(ii) immediately, upon the earlier of (A) receipt by the Corporation of notice of, or (B) the Corporation otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;
(iii)     immediately,  upon receipt by the Corporation of a Retraction Request;
(iv) on the same date on which notice of redemption is given to the holders of Exchangeable Shares, upon the determination of the Redemption Date in accordance with the Share Provisions; and
(v) as soon as practicable upon the issuance by the Corporation of any Exchangeable Shares or rights to acquire Exchangeable Shares.
     (e)     Delivery  of  Shares  of Parent Common Stock. In furtherance of its
             --------------------------------------------
obligations hereunder, upon notice of any event which requires the Corporation to cause to be delivered shares of Parent Common Stock to any holder of
Exchangeable Shares (other than Canco), the Parent shall and covenants and agrees to forthwith issue and deliver the requisite shares of Parent Common Stock to or to the order of the former holder of the surrendered Exchangeable Shares, as the Corporation shall direct. All such shares of Parent Common Stock shall be duly issued as fully paid and non-assessable and shall be free and clear  of  any  lien,  encumbrance,  security  interest  or  adverse  claim.
(f)     Qualification  of  Parent  Common  Stock. If any Parent Common Stock (or
        ----------------------------------------
other shares or securities into which Parent Common Stock may be reclassified or changed as contemplated by section 2(g) hereof) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any registration statement or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any United States federal or state securities or other law or regulation or pursuant to the rules and regulations of any securities or other regulatory authority or the fulfillment of any other United States legal requirement before such shares (or such other shares or securities) may be issued by the Parent and delivered by the Parent at the direction of the Corporation, if applicable, to the holder of surrendered Exchangeable Shares or in order that such shares (or such other shares or securities) may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being an "affiliate" of the Parent for purposes of United States federal or state securities law), the Parent will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such Parent Common Stock (or such other shares or securities) to be and remain duly registered, qualified or approved under United States law. The Parent will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all Parent Common Stock (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Parent Common Stock (or such other shares or securities) has been listed by the Parent and remain listed and are quoted or posted for trading at such time.
(g)     Economic  Equivalence.
        ---------------------
(i)     The  Parent  covenants  and  agrees  that it will not, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions:
(A) issue or distribute shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) to the holders of all or substantially all of the then outstanding Parent Common Stock by way of stock dividend or other distribution; or
(B) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Parent Common Stock entitling them to subscribe for or to purchase shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock); or
(C) issue or distribute to the holders of all or substantially all of the then outstanding shares of Parent Common Stock (I) shares or securities of the Parent of any class other than Parent Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Parent Common Stock), (II) rights, options or warrants other than those referred to in subsection 2(g)(i)(B) above, (III) evidences of indebtedness of the Parent or (IV) assets of the Parent;
unless
(D) the Corporation is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares; and
(E) the Corporation shall issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares.
(ii) The Parent will not, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions:
(A) subdivide, divide or change the then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock; or
(B) reduce, combine or consolidate or change the then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock; or
(C) reclassify or otherwise change the shares of Parent Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Parent Common Stock;
unless
(D) the Corporation is permitted under applicable law to simultaneously make the same or an equivalent change to, or in the rights of holders of, the Exchangeable Shares; and
(E) the same or an equivalent change is made to, or in the rights of the holders of, the Exchangeable Shares.
(iii) The Parent will ensure that the record date for any event referred to in subsection 2(g)(i) or 2(g)(ii) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than ten (10) Business Days after the date on which such event is declared or announced by the Parent (with simultaneous notice thereof to be given by the Parent to the Corporation).
(iv) The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), economic equivalence (including a consideration of general taxation consequences) for the purpose of any event referred to in subsection 2(g) and each such determination shall be conclusive and binding on the Parent.
     (h)     Tender  Offers,  etc.  In  the  event  that  a  tender offer, share
             --------------------
exchange offer, issuer bid, take-over bid or similar transaction with respect to Parent Common Stock (an "Offer") is proposed by the Parent or is proposed to the Parent or its shareholders and is recommended by the board of directors of the Parent, or is otherwise effected or to be effected with the consent or approval of the board of directors of the Parent, the Parent shall take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of shares of Parent Common Stock, without discrimination, including, without limiting the generality of the foregoing, the Parent will use its good faith efforts expeditiously to (and shall, in the case of a transaction proposed by the Parent or where the Parent is a participant in the negotiation thereof) ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against the Corporation (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer).
(i)     Ownership  of  Outstanding  Shares.  Without  the  prior approval of the
        ----------------------------------
Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions, the Parent covenants and agrees in favour of the Corporation that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than the Parent or any of its Subsidiaries, the Parent will be and remain the direct or indirect beneficial owner of all issued and outstanding shares in the capital of the Corporation and all outstanding securities of the Corporation carrying or otherwise entitled to voting rights in any circumstances, in each case other than  the  Exchangeable  Shares.
(j)     Parent Not to Vote Exchangeable Shares.  The Parent covenants and agrees
        --------------------------------------
that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by the Parent and its Subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. The Parent further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of any corporate statute by which the Corporation may be governed with respect to any Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.
(k)     Due  Performance.  On  and  after the date hereof, the Parent shall duly
        ----------------
and timely perform all of its obligations provided for under the Acquisition Agreement, this agreement and all of the agreements to which it is a party in connection with the transactions contemplated under the Acquisition Agreement including any obligations that may arise upon the exercise of the Corporation's obligations under the Exchangeable Share Provisions.
3.     SUCCESSORS
     (a)     Certain  Requirements  in  Respect of Combination, etc.  The Parent
             -------------------------------------------------------
shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom unless:
(i) such other Person or continuing corporation (the "Parent Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Parent Successor of liability for all monies payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of the Parent under this Agreement; and
(ii) such transaction shall, to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, be upon such terms as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder.
     (b)     Vesting  of  Powers  in  Successor.  Whenever  the  conditions  of
             -----------------------------------
subsection 3(a) hereof have been duly observed and performed, the Trustee, if required by subsection 3(a) hereof, the Parent Successor and the Corporation shall execute and deliver a supplemental agreement and thereupon the Parent Successor shall possess and from time to time may exercise each and every right and power of the Parent under this Agreement in the name of the Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of the Parent or any officers of the Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.
(c)     Wholly-Owned  Subsidiaries.  Nothing  herein  shall  be  construed  as
        ---------------------------
preventing the amalgamation or merger of any wholly-owned subsidiary of the Parent with or into the Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of the Parent provided that all of the assets of such subsidiary are transferred to the Parent or another wholly-owned subsidiary of the Parent, and any such transactions are expressly permitted by this Section 3.
4.     GENERAL
     (a)     Term.  This  Agreement shall come into force and be effective as of
             ----
the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire securities Exchangeable Shares) are held by any party other than the Parent and any of its Subsidiaries, subject to earlier termination upon the written agreement of each of the Corporation and the Parent to terminate this Agreement and the approval of such termination by the Holders of the Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions.
(b)     Changes  in  Capital  of the Parent and the Corporation. Notwithstanding
        -------------------------------------------------------
the provisions of subsection 4(d) hereof, at all times after the occurrence of any event effected pursuant to subsection 2(g) or 2(h) hereof, as a result of which either Parent Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.
(c)     Severability.  If any provision of this Agreement is held to be invalid,
        ------------
illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.
(d)     Amendments,  Modifications,  etc.  This  Agreement may not be amended or
        --------------------------------
modified except by an agreement in writing executed by the Corporation and the Parent and approved by the holders of the Exchangeable Shares in accordance with
Section  9.2  of  the  Exchangeable  Share  Provisions.
(e)     Ministerial  Amendments.  Notwithstanding  the  provisions of subsection
        -----------------------
4(d), the parties to this Agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of.
(i) adding to the covenants of either or both parties for the protection of the holders of the Exchangeable Shares;
(ii) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of the Corporation and the Parent, it may be expedient to make, provided that each such boards of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or
(iii) making such changes or corrections which, on the advice of counsel to the Corporation and the Parent, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the boards of directors of each of the Corporation and the Parent shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.
     (f)     Meeting to Consider Amendments.  The Corporation, at the request of
             ------------------------------
the Parent, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Corporation, the Exchangeable Share Provisions and all applicable laws.
(g)     Amendments  Only  in Writing.  No amendment to or modification or waiver
        ----------------------------
of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by both of the parties hereto.
(h)     Enurement. This Agreement shall be binding upon and enure to the benefit
        ---------
of the parties hereto and the holders, from time to time, of Exchangeable Shares and each of their respective heirs, successors and assigns.
(i)     Notices  to  Parties.  All  notices and other communications between the
        --------------------
parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):
(i)     if  to  the  Parent  at:
c/o  Softquad  Software  Inc.
161  Eglinton  Avenue  East
Suite  400
Toronto,  Ontario
M4P  1J5
Attention:     President
Fax:          (416)  544-0300
(ii)     if  to  the  Corporation  at:
161  Eglinton  Avenue  East
Suite  400
Toronto,  Ontario
M4P  1J5
Attention:     President
Fax:          (416)  544-0300
Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.
     (j)     Counterparts.  This Agreement may be executed in counterparts, each
             ------------
of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.
(k)     Jurisdiction.  This  Agreement  shall  be  construed  and  enforced  in
        ------------
accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
(l)     Attornment.  The Parent agrees that any action or proceeding arising out
        ----------
of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Corporation at its registered office in the Province of Ontario as the Parent's attorney for service of process.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
THE  AMERICAN  SPORTS  MACHINE,  INC.
Per:
SOFTQUAD  ACQUISITION  CORP.
Per:










G24\MAYN\3258623.5

NYK  632161-1.057553.0010

NYK  629511-4.057553.0010

NEWS  RELEASE


                          American Sports Machine, Inc.
                     Changes Name to SoftQuad Software, Ltd.
      ASM REDOMICILES TO DELAWARE CORPORATION WITH NEW TRADING SYMBOL: SXML

TORONTO,  ON  --  APRIL  11,  2000 -- The American Sports Machine, Inc. (OTC BB:
AMRR) today announced that it has redomiciled to Delaware through a merger with and into SoftQuad Software, Ltd. (SoftQuad), a Delaware corporation. The post-merger company will continue under SoftQuad's name, and its shares of common stock began trading today on the OTC Bulletin Board under the ticker symbol SXML.

Pursuant to the merger, each share of stock of ASM was exchanged for one equivalent share of stock of SoftQuad, and each option and warrant of ASM was exchanged for one equivalent option or warrant of SoftQuad, respectively.

ABOUT  SOFTQUAD

SoftQuad Software, Ltd. (OTC BB: SXML), through its subsidiary SoftQuad Software Inc., is a leading developer of XML enabling technologies and commerce solutions for e-business. SoftQuad's XMetaL, the world's first advanced, yet easy-to-use, XML content creation solution, has already become the premier enabling technology for XML-based content applications in e-publishing, e-commerce and knowledge management. Leveraging its technological and market leadership, SoftQuad is targeting the growing business-to-business (B2B) marketplace with Global OnRamp, a supply-side content solution that allows companies to effectively join and compete in B2B e-markets.

Headquartered in Toronto, Canada, and with European operations based in London, England, SoftQuad is a founding member of, and active participant in, the World Wide Web Consortium (W3C), the Organization for the Advancement of Structured Information Standards (OASIS) and XML.org.

For  more  information,  visit  SoftQuad's  website  at  http://www.softquad.com








Caution  Concerning  Forward-Looking  Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates", "estimates", "expects", "will", "should", "projects", "intends", "plans", "believes" and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify such forward-looking statements. Those forward-looking statements are management's present expectations of future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. SoftQuad is an early-stage growth company that operates in a highly competitive and rapidly changing environment, and its business results are dependent on numerous factors, including demand for its products and services, its ability to manage costs and generate revenues, technological developments, protection of its intellectual property rights, its ability to attract and retain key personnel, the resolution of issues concerning commercial activities via the Internet, including security, reliability, cost, ease of use and access, government regulation, risks related to international sales and potential foreign currency exchange fluctuations, economic, political and social conditions in the countries in which it operates and other risks detailed from time to time in periodic reports filed by SoftQuad and its predecessor The American Sports Machine, Inc. with the U.S. Securities and Exchange Commission and other regulatory authorities. SoftQuad's actual results could differ materially from management's expectations because of changes in such factors.


For  further  information,  contact:

Roberto  Drassinower                    David  Adams
President  and  CEO                    CFO  and  COO
SoftQuad  Software  Inc.               SoftQuad  Software  Inc.
(416)  544-9000                    (416)  544-9000